UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 16, 2004


                      THE READER'S DIGEST ASSOCIATION, INC.
             (Exact name of registrant as specified in its charter)


         Delaware                           1-10434             13-1726769
  (State or other jurisdiction of      (Commission File      (I.R.S. Employer
   incorporation or organization)           Number)       Identification Number)



            Pleasantville, New York                    10570-7000
    (Address of principal executive offices)           (Zip Code)


               Registrant's telephone number, including area code:
                                 (914) 238-1000

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the
    Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the
    Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b)
    under the Exchange Act (17 CFR 240.14a-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



                                                 Page 1 of 2 pages.

SECTION 8. OTHER EVENTS

ITEM 8.01. Other Events.

      The Reader's Digest Association, Inc. (NYSE: RDA) today announced that Chairman and Chief Executive Officer Thomas O. Ryder will assume direct responsibility for the company's Books Are Fun division. Joel Feigenbaum, President of Books Are Fun, will report to Ryder.

      The announcement comes as Robert E. Raymond, President of
Consumer Business Services, resigned, citing personal reasons.





                            SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            THE READER'S DIGEST ASSOCIATION, INC.
                                         (Registrant)


Date:  November 16, 2004
                                    /s/   C.H.R. DUPREE
                                         C.H.R. DuPree
                            Vice President, Corporate Secretary and
                                   Associate General Counsel